Federated Utility Fund II

(A portfolio of Federated Insurance Series)
--------------------------------------------------------------------------------
Supplement to the Prospectus dated April 20, 2000


On page 7 of the prospectus, under the section entitled "The Fund's Portfolio Managers are" please delete the biographies of Steven J. Lehman and Linda A. Duessel and replace them with the biographies of John L. Nichol and Richard Winkowski, which are listed below.

     "John L. Nichol has been the Fund's Portfolio Manager since February 2001. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University."

     "Richard Winkowski is a portfolio manager for foreign securities and has been a Portfolio Manager of the Fund since February 2001. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund's Adviser in July 1999 and became a Vice President of the Fund's Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin."

Adrian G. Davies and Richard J. Lazarchik remain as Portfolio Managers of the Fund.

                                                      February 26, 2001
      Cusip 313916108
      26094 (2/01)



Federated Strategic Income Fund II

(A portfolio of Federated Insurance Series)
--------------------------------------------------------------------------------
Supplement to the Prospectus dated April 20, 2000

On page 11 of the prospectus, please add the following biography of Roberto Sanchez-Dahl to the section entitled "The Fund's Portfolio Managers" are:

     "Roberto Sanchez-Dahl is a portfolio manager for foreign securities and has been a Portfolio Manager of the Fund since February 2001. Mr. Sanchez-Dahl joined Federated in December 1997 as a Senior Investment Analyst. He was promoted to Assistant Vice President of the Fund's Adviser in July 1999. Mr. Sanchez-Dahl served as an Associate in the Emerging Markets Credit Department at Goldman, Sachs & Co. from July 1994 through November 1997. Mr. Sanchez-Dahl earned his M.B.A. in Finance and International Business from Columbia University."


Joseph M. Balestrino, Mark E. Durbiano, Robert M. Kowit, Michael W. Casey, Ph.D., Stephen F. Auth and Henry A. Frantzen remain as Portfolio Managers of the Fund.


                                                      February 26, 2001


Cusip 313916868

26093 (2/01)